UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2025
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition.

On December 4, 2025, The Cooper Companies, Inc. issued a press release reporting results for its fiscal fourth quarter and full year ended October 31, 2025. A copy of this release is attached and incorporated by reference.

This information, including the exhibits(s) hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On December 4, 2025, Robert S. Weiss, Chairman of the Board (“Chairman”) and a member of the Board of Directors (the “Board”) of The Cooper Companies, Inc. (the “Company”), notified the Company of his resignation as Chairman, effective as of January 2, 2026. Mr. Weiss’ resignation as Chairman was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Weiss will continue to serve as a member of the Board following his resignation as Chairman and will stand for reelection at the Company’s 2026 Annual Meeting of Stockholders.

The Board appointed Colleen E. Jay as Chairman, effective immediately following the resignation of Mr. Weiss as Chairman on January 2, 2026. Ms. Jay has served as a member of the Board since 2016 and is currently the Chairman of the Organization & Compensation Committee.

There are no arrangements or understandings between Ms. Jay and any other persons pursuant to which she was appointed as Chairman. Additionally, there are no transactions involving the Company and Ms. Jay that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Ms. Jay will be continue to be compensated for her service as a director consistent with the compensation provided to other non-employee directors as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on February 19, 2025.

ITEM 7.01. Regulation FD Disclosure.

A copy of the press release announcing the resignation of Mr. Weiss and the appointment of Ms. Jay as Chairman is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.2, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit	Description
99.1	Press Release dated December 4, 2025 of The Cooper Companies, Inc.
99.2	Press Release dated December 4, 2025 of The Cooper Companies, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Albert G. White III
        Albert G. White III
        President & Chief Executive Officer

Dated: December 04, 2025